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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934
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       Date of Report (Date of earliest event reported): January 28, 2005
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                               SECURED DATA, INC.
               (Exact name of registrant as specified in Charter)


            NEVADA                      000-32253               87-0650264
(State or other jurisdiction of     (Commission File No.)     (IRS Employee
 incorporation or organization)                              Identification No.)

                       409 Calle San Pablo, Suite 100-101
                               Camarillo, CA 93010
                    (Address of Principal Executive Offices)


                                  213-381-7450
                            (Issuer Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

      Art Malone, Jr. resigned as a member of the board of directors of Secured Data, Inc. effective on January 28, 2005.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 3, 2005                       SECURED DATA, INC.


                                                By: /s/ Jing An Wang
                                                    ----------------------------
                                                    Jing An Wang
                                                    Its: Chief Executive Officer

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